Exhibit 99.2
Celanese Corporation - 2009 Investor Day May 11, 2009 Exhibit 99.2

12:00 p.m. Registration 1:00 p.m. Introduction/Agenda Mark Oberle, Vice President, Investor Relations and Public Affairs 1:05 p.m. Pursue. Premier. Levers of Value David Weidman, Chairman & CEO 1:30 p.m. Operational Excellence Jim Alder, Senior Vice President, Manufacturing, Operations & Technical John Wardzel, Vice President, Manufacturing - Consumer & Industrial Specialties 2:00 p.m. Advanced Engineered Materials Sandra Beach Lin, Corporate Executive Vice President Roeland Polet, Vice President, Ticona Engineering Polymers 2:30 p.m. Consumer Specialties Sandra Beach Lin 2:45 p.m. Afternoon Break 3:00 p.m. Acetyl Intermediates Doug Madden, Corporate Executive Vice President John Fotheringham, General Manager, Acetyl Intermediates 3:25 p.m. Industrial Specialties Doug Madden Phil McDivitt, General Manager, Emulsions 3:40 p.m. Financial Strength Steven Sterin, Senior Vice President and Chief Financial Officer 4:00 p.m. Closing Comments and Q&A David Weidman, Chairman & CEO 4:30 p.m. Reception Agenda: Celanese Corporation 2009 Investor Day

Forward Looking Statements, Reconciliation and Use of Non-GAAP Measures to U.S. GAAP This presentation may contain "forward-looking statements," which include information concerning the company's plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words "outlook," "forecast," "estimates," "expects," "anticipates," "projects," "plans," "intends," "believes," and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this release. Numerous factors, many of which are beyond the company's control, could cause actual results to differ materially from those expressed as forward-looking statements. Certain of these risk factors are discussed in the company's filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances. This presentation reflects four performance measures, operating EBITDA, adjusted earnings per share, net debt and free cash flow as non-U.S. GAAP measures. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is operating profit; for adjusted earnings per share is earnings per common share-diluted; for net debt is total debt; and for adjusted free cash flow is cash flow from operations. Operating EBITDA, a measure used by management to measure performance, is defined as operating profit from continuing operations, plus equity in net earnings from affiliates, other income and depreciation and amortization, and further adjusted for other charges and adjustments. We may provide guidance on operating EBITDA and are unable to reconcile forecasted operating EBITDA to a GAAP financial measure because a forecast of Other Charges and Adjustments is not practical. Our management believes operating EBITDA is useful to investors because it is one of the primary measures our management uses for its planning and budgeting processes and to monitor and evaluate financial and operating results. Operating EBITDA is not a recognized term under U.S. GAAP and does not purport to be an alternative to operating profit as a measure of operating performance or to cash flows from operating activities as a measure of liquidity. Because not all companies use identical calculations, this presentation of operating EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, operating EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements nor does it represent the amount used in our debt covenants. Adjusted earnings per share is a measure used by management to measure performance. It is defined as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for other charges and adjustments, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding various financial and business trends relating to our financial condition and results of operations, and that when U.S. GAAP information is viewed in conjunction with non-U.S. GAAP information, investors are provided with a more meaningful understanding of our ongoing operating performance. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information. Net debt is defined as total debt less cash and cash equivalents. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's capital structure. Our management and credit analysts use net debt to evaluate the company's capital structure and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information. Adjusted free cash flow is defined as cash flow from operations less capital expenditures, other productive asset purchases, operating cash from discontinued operations and certain other charges and adjustments. We believe that the presentation of this non-U.S. GAAP measure provides useful information to management and investors regarding changes to the company's cash flow. Our management and credit analysts use adjusted free cash flow to evaluate the company's liquidity and assess credit quality. This non-U.S. GAAP information is not intended to be considered in isolation or as a substitute for U.S. GAAP financial information.

Celanese Corporation David Weidman Chairman and Chief Executive Officer

Celanese ($ million) 2008 Revenue: $6,823 2008 Operating EBITDA: $1,169 Consumer Specialties 2008 Revenue: $1,155 2008 Operating EBITDA: $293 Advanced Engineered Materials 2008 Revenue: $1,061 2008 Operating EBITDA: $170 Industrial Specialties 2008 Revenue: $1,406 2008 Operating EBITDA: $117 Acetyl Intermediates 2008 Revenue: $3,201 2008 Operating EBITDA: $676 Strong financial performance in a challenging year Celanese diversified portfolio delivers shareholder value through leading franchises

A global leader Advantaged technology Superior cost position Acetyl Intermediates (Acetic Acid, Vinyl Acetate Monomer, Acetyl Derivatives) Stable cash generation Industry-leading partnerships Growth opportunities in Asia Consumer Specialties (Acetate Flake and Tow, High Intensity Food Sweetener) Upstream integration Emerging economy opportunities Growth through innovation Industrial Specialties (Vinyl Emulsions and Polymers) Value restoration underway Industry-leading technology Strong product pipeline Advanced Engineered Materials (Engineered Thermoplastics and Polymers) Balanced portfolio creates a unique hybrid business model Portfolio well-positioned to deliver and execute

Divest non-core assets and revitalize underperforming businesses Aggressively align with our customers and their markets to capture growth Participate in businesses where we have a sustainable competitive advantage Leverage and build on advantaged positions that optimize our portfolio FOCUS GROWTH REDEPLOYMENT INVESTMENT Celanese Strategic Pillars Celanese's strategic DNA remains consistent

History of earnings power improvement Normalized trough earnings more than double previous trough profile Previous Trough Portfolio Optimization Productivity Growth Current Normalized Trough Base 400 600 800 Bookends 400 1000 200 200 200 Trough Improvement $300-400 million $800-1,000 million Portfolio Optimization Divested oxo-alcohol and PVOH businesses Acquired Acetex, Vinamul, and APL businesses Productivity Implementation of high-return projects for savings greater than annual inflation Revitalization of Consumer Specialties and Industrial Specialties Growth Follow customers to growth region with Nanjing, China integrated facility Invest in technology and customer-driven R&D

Hybrid business model drives significant earnings power Business Model Product/Chemistry IS Business Model Product/Chemistry Specialty Commodity Specialty/ Differentiated Commodity Specialty Commodity Commodity The model...not the molecule Celanese Portfolio Industry Examples Specialty/ Differentiated Acetyls CS AEM Ethylene & Methanol Industrial Gases Fibers Ag Chemicals

2006-2010 Strategic Objectives designed to increase the earnings power of Celanese Operating EBITDA 2006 Base Productivity Growth 2010 Strategic Objectives Base 1100 1250 Add Add 150 250 Total 1100 1500 2006 - 2010 Strategic Objectives ~$1,100 million $1,400-1,500 million $350 - 400 million Operating EBITDA

Strategic Objectives defined actions to deliver value creation

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
Operating EBITDA	Consumer Specialties	X	X	X				>$50MM
Operating EBITDA	Advanced Engineered Materials	X		X	X	X		>$100MM
Operating EBITDA	Acetyl Intermediates	X		X		X		>$100MM
EPS	Celanese Corporate	X					X	Incremental EPS

Earnings power of portfolio expected to increase by $350 – $400 million plus additional cash deployment potential by 2010

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Strategic Objectives: significant progress made

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
	Consumer Specialties	X	X	X				>$50MM
	Advanced Engineered Materials	X		X	X	X		>$100MM
	Acetyl Intermediates	X		X		X		>$100MM
EPS	Celanese Corporate	X					X	Incremental EPS

On track with controllables;
macroeconomic environment affecting growth and volumes

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Global recession impacts offset Strategic Objectives' progress 2006 Base Productivity Growth Recessionary Trends Normalized Trough Base 1100 1250 900 Add Add 150 250 600 Total 1100 900 2006 - 2010 Strategic Objectives $350 - 400 million ~$1,100 million $800-1,000 million Earnings power improvement remains intact Operating EBITDA

Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers Why Celanese? Why Celanese Now?

Advantaged debt provides Capital Structure leverage Stable, Flexible & Low Cost 2009 2010 2011 2012 2013 Thereafter East 81 100 89 65 73 300 3,000 100 Long-Term Debt Repayment Stable, flexible and low cost capital structure Advantages of structure: LIBOR plus 150 - 175 bps Term loan maturity not until 2014 1% annual term loan amortization "Covenant-lite" - no financial maintenance covenants on term loan Net debt is ~75% fixed Solid cash position adds to capital structure Track record of positive free cash flow Healthy liquidity position

Economic Recovery Earnings Power Expansion Celanese Advantages Celanese Levers of Value Why Celanese? Why Celanese Now? Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Increasing the earnings power of the business through multiple levers

Note: End-use market breakdown based on 2008 gross sales Other 10% Construction 5% Paints & Coatings 15% Automotive 8% Consumer & Medical Applications 10% Filter Media 15% Consumer & Industrial Adhesives 10% Textiles 6% Food & Beverage 5% Chemical Additives 6% Paper & Packaging 5% Performance Industrial Applications 5% Diversified end-use exposure captures demand recovery

Leading global positions in key end-use applications capture demand recovery AMERICAS EU ASIA Projected CAGR: 2009-2012 Electronics 4-5% 3-5% 7-10% Paints & Coatings 3-4% 2-3% 10-12% Auto 12-13% 8-9% 10-12% Source: March 2009 Global Insight forecast; Celanese internal estimates Global growth rates expected to rebound over the next five years

Economic Recovery Earnings Power Expansion Why Celanese? Why Celanese Now? Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers

Leadership in mature and emerging regions AMERICAS AEM Diversified portfolio and leader in specified applications CS Leading producer of acetate flake/tow IS Growing innovation pipeline and portfolio AI Integrated Acetyl producer with leading global customer relationships EU AEM Customer-focused innovation drives significant regional presence CS Recent acquisition expands Acetate leadership IS Leader in eco-friendly VAE emulsions AI Historic presence with leading Vinyl franchises ASIA AEM Significant growing footprint with established and emerging customer base CS JVs with world's largest tow consumer IS Innovation-fueled growth opportunities build on new manufacturing presence AI Integrated leader with advantaged technologies Capacity in the right regions as demand shift continues to Asia

Demand growth plans in Asia robust and achievable Source: Celanese internal estimates; Current is based on 2008 actual sales less currency effect in Europe Americas Europe Asia Current 2147 2532 1742 Recovery 224 150 1212 Total Revenue: Current to Recovery Recovery Recovery Recovery Capacity in Asia positions Celanese to capture growth in Recovery

Economic Recovery Earnings Power Expansion Why Celanese? Why Celanese Now? Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers

Celanese technologies enable customer innovation and drive enhanced growth opportunities Celanese Link Between Customer and Trends Emerging Economies Child health standards Clean water Safety and Security Affordable transportation Higher housing standards Environment Fuel efficiency Alternative energy Low emissions Infrastructure Rebuild and build Acetic Acid GUR VAE LCP VAM POM Secular trends present opportunity for further growth

Economic Recovery Earnings Power Expansion Why Celanese? Why Celanese Now? Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers

2004 - 2008 2009 - 2010 Capital Efficient utilization Sustain "High Return" Productivity Projects Manufacturing footprint Purchasing Labor optimization New Opportunities Fixed Cost Reduction 6% per year reduction ($400 million in 4 years) Increase Sustainable reductions provide significant operating advantages in a recovery Fixed spending reductions position the portfolio to expand earnings

Fixed Costs* * Fixed costs exclude energy and depreciation; FX adjusted; 2004 is pro forma of current portfolio Additional earnings power by 2011 (8%)/yr Culture of execution Track record of success High return projects 2.0 1 2 2004 1.6 2008 1.35 2010 Target $ billion (6%)/yr Continuous, not periodic, improvement

Levers build significant earnings power of the portfolio

Celanese

	Group	Economic Recovery: Capital Structure Lever	Economic Recovery: Demand Lever	Economic Recovery: Geographic Lever	Expanded Earnings Power: Operating Lever	Expanded Earnings Power: Innovation Lever	Expanded Earnings Power: Impact
Operating EBITDA	Advanced Engineered Materials		X	X	X	X	$70-90MM
Operating EBITDA	Consumer Specialties			X	X		$20-30MM
Operating EBITDA	Acetyl Intermediates		X	X	X	X	$100-150MM
Operating EBITDA	Industrial Specialties		X	X	X	X	$50-60MM
EPS	Celanese Corporate	X			X		$10-20MM

Earnings power of portfolio expected to increase by $250 – $350 million above previous commitments

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Increased earnings power drives significant shareholder value Operating EBITDA 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operating Lever Innovation Lever Recovery Base 1100 1250 900 900 1500 1650 Add Add 150 250 600 600 150 150 Total 1100 900 1800 2006 - 2010 Strategic Objectives $350-400 million ~$1,100 million $1,600-1,800 million 2009 to "Recovery" Strategic Objectives $250-350 million $800-1,000 million

Celanese Operational Excellence Jim Alder and John Wardzel

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

Our culture of execution New Tools & Processes Six Sigma & Lean Digitization Manufacturing Work Practices Stretch Goals EBITDA Productivity & Growth Safety & Environmental Fixed / Working Capital Gap (versus) Entitlement Industry Benchmarks Management & Shareholder Expectations Performance "Quick Wins" & Recognition Employee Engagement Track Record of Execution Drives sustainable improvement in all areas

Previous 4th quartile performance Implemented 5-day close, systems consolidation, SOX digitization, & shared services center in Budapest Currently top quartile Streamlining organization and standardizing global processes Migrating next wave of activities to Budapest - beyond transactional Targeting top decile Our culture of execution - Finance organization Drives sustainable improvement in finance Cycle 2: 2009 - 2011 Tools & Processes Stretch Goals Gap Performance Cycle 1: 2005 - 2009 Tools & Processes Stretch Goals Gap Performance

Previous "average" performance Launched ALERT, setting high management expectations Achieved "top quartile" OSHA incident rate Our culture of execution - Safety culture Drives sustainable improvement in safety Cycle 2: 2007 - 2008 Tools & Processes Stretch Goals Gap Performance Benchmarked "top quartile" peers Launched ALERT2 to engage all employees & reset line leader roles Achieved "best-in-class" OSHA incident rate Cycle 1: 2005 - 2006 Tools & Processes Stretch Goals Gap Performance

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

2008 Safety Performance Corporate sustainability One of the top performers in the chemical industry Annualized Reduction Goals Set aggressive 2010 energy and environmental reduction targets . . . and meet them Winner of ACC's Responsible Care Energy Efficiency Award Company OIR LTIR Hours CE 0.26 0.85 2123843 DOW 0.34 0.89 4743140 Oxy 0.5 0.24 9103916 PPG 0.51 0.38 6296123 ALB 0.51 0.7 2290340 EMN 0.75 0.22 11684963 FMC 0.92 0.5 2008475 Akzo 0.92 0.14 2916854 0.45 2201721 0.09 2131137 Excellence in safety and environmental performance Energy Greenhouse Gases Air Emissions CE 4% 6% 6% Dow 2.5% 2.5% -- PPG 2.5% 2.0% -- Eastman 2.0% 2.0% 3.0%

Corporate sustainability Excellence in energy and environmental reduction 2001 2002 2003 2004 2005 2006 2007 Current 0.904 0.843 0.823 0.925 0.758 0.696 0.654 0.624 0.46 North 45.9 46.9 45 43.9 Accomplishments: 2005 - Current 41% reduction in energy use >$200 million savings per year Reduction in Energy Use Accomplishments: 2005 - Current 43% reduction in CO2 emissions >3.4 million tons reduction per year 2001 2002 2003 2004 2005 2006 2007 Current 0.7074 0.6589 0.6307 4.6723 3.9524 3.8834 3.7168 3.36 North 45.9 46.9 45 43.9 Energy Greenhouse Gases Reduction in Greenhouse Gases

Corporate sustainability Excellence in energy and environmental reduction; World-class technology drives "step change" improvements Strategic Economic SUSTAINABLE Past Future Pampa Nanjing Timing Shutdown plant 12/08 Start-up mid 2007 Technology 60 year old butane oxidation World-class AOPlus(r) Energy Highest (in company) 12X lower Greenhouse Gases Highest (in company) 5X lower Air Emissions #3 (in company) 12X lower Waste Highest (in company) 25X lower

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

Track record of performance Efficient use of cash - Our Six Sigma culture ensures "capital is the vehicle of last resort" Aligned with Strategic Pillars Cost Reduction: <2 year simple payback Growth: <4 year simple payback 20% - >50% return Investment Criteria Growth Projects Acquisitions Share Buy- Back Dividends Debt Repayment Execute Growth Strategy Optimize Capital Structure Cash Available for Strategic Use Low borrowing costs Stability Flexibility Maximize shareholder value Capital Structure Objectives Cost Reduction & Revitalization Projects

Efficient use of cash $100 million per year to maintain plants 2004 2005 2006 2007 2008 2009 Forecast Maintain Plant 86 98 98 115 126 95 Productivity 75 40 30 32 67 37 Other Growth 35 28 55 8.5 29.2 22 Nanjing 13 47 69 147.5 40.8 5 Note: Not including Kelsterbach plant relocation Maintain plant Capital Spending - Maintain Plant

Efficient use of cash Balance for "high return" productivity and capital efficient growth 2004 2005 2006 2007 2008 2009 Forecast Maintain Plant 86 98 98 115 126 95 Productivity 75 40 30 32 60 37 Other Growth 35 28 55 8.5 29 22 Nanjing 13 47 69 147.5 51 5 Note: Not including Kelsterbach plant relocation Maintain Plant Other Growth Nanjing Productivity Capital Spending by Category

Efficient use of cash Productivity projects average 1 to 2 year simple payback 2004 2005 2006 2007 2008 Continuous productivity - Manufacturing work practices Examples of Strategic Productivity Projects Investment (capital & expense) $220 million Savings (average) $185 million Simple Payback 1.2 years "High return" capital projects - VAM energy reduction Manufacturing footprint - Acetate restructuring Purchasing - Methanol sourcing from Trinidad Labor optimization - Finance including Budapest

Track record of performance Year-over-year improvement validated to reflect bottom-line impact $170 million per year average the past five years Value from: Fixed cost reduction Energy usage reduction Raw material yield improvement Strategic sourcing projects Continuous, not periodic, productivity $ million 2001 2002 2003 2004 2005 2006 2007 2008 Fixed cost reduction 49.2 93.7 72.6 139.6 231.9 173.9 156.4 163.1 Variable & energy cost reduction 8 33.6 52.9 58.6 115.7 96.8 82.7 83.9 Productivity Sustainable Cost Reduction

Track record of performance 2004 2008 2011 - Target Fixed Costs * 2.03 1.6 1490 Note: Fixed costs exclude energy, fixed distribution and depreciation; FX adjusted; 2004 is pro forma of current portfolio. $400 million reduction in fixed costs in 4 years 2004 1H 2008 Annualized 2011 - Target Fixed Costs * 100 67 1490 (6%) / year (10%) / year Fixed Costs Relative Fixed Cost Per Ton

Track record of performance Celanese Fixed Cost Versus Industry Peers* Good progress, but still opportunities to achieve our best-in-class targets 2004 20 30 10 40 25 50 50 2008 6 25 65 10 25 20 25 North 45.9 46.9 45 43.9 Manufacturing - Personnel & Maintenance Manufacturing - Other Costs Business SG&A Finance IT HR Supply Chain *Based on multiple benchmarking sources and Celanese internal estimates 2004 2008 Third Quartile Top Quartile Average Top Decile Best-in- Class T A R G E T

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

Significant actions today 2004 - 2008 2009 - 2010 Capital Efficient utilization Sustain "High Return" Productivity Projects Manufacturing footprint Purchasing Labor optimization New Opportunities Fixed Cost Reduction 6% per year reduction ($400 million in 4 years) Increase Increase our track record of performance

Capital Spending by Category Significant actions today >30% reduction in 2009 capital spending 2004 2005 2006 2007 2008 2009 Forecast Maintain Plant 86 98 98 115 126 105 Productivity 75 40 30 32 60 26 Other Growth 35 28 55 8.5 29 22 Nanjing 13 47 69 147.5 51 16 Note: Not including Kelsterbach plant relocation Maintain Plant Other Growth Nanjing Productivity

Significant actions today Continued "high return" productivity projects 2008 2009 2010 2011 Continuous productivity - Human resources Examples of Current Strategic Projects Continuous productivity - Supply chain and logistics Manufacturing footprint - Acetyls Continuous productivity - IT Labor optimization - Finance & other functions Investment (estimate) $210 million Savings (target) $170 million Simple Payback 1.2 years

2009 Annualized Fixed Cost Reduction Significant actions today 50% increase over historical sustainable fixed cost reductions 2001 2002 2003 2004 2005 2006 2007 2008 2004 - 2008 Average Original Estimate Additional Actions Current Estimate Additional Temporary Savings 110 275.3 Fixed cost reduction 49.2 93.7 72.6 81 116.2 77.1 73.7 79.2 100 110 40 150 Variable & energy cost reduction 8 33.6 52.9 58.6 115.7 96.8 82.7 83.9 87.5 82.2 82.2 50 ? -------------------- 2009 -------------------- ?

Significant actions today Note: Fixed costs exclude energy and depreciation; FX adjusted; 2004 is pro forma of current portfolio Sustainable fixed cost reduction: $250 million by 2010 Drive all functions toward best-in-class Optimize manufacturing footprint Increase activities in labor optimization Improve purchasing process 2004 2008 2010 Target 2011 Target Fixed Costs * 2.03 1.6 1.35 1300 50 50 (6%)/yr (8%)/yr Fixed Costs

Sustainable fixed cost reduction Additional opportunities beyond 2010 2004 20 30 10 40 25 50 50 2008 6 25 65 10 25 20 25 2011 29 10 15 10 10 20 15 Manufacturing - Personnel & Maintenance Manufacturing - Other Costs Business SG&A Finance IT HR Supply Chain *Based on multiple benchmarking sources and Celanese internal estimates 2004 2008 2010 Estimate Third Quartile Top Quartile Average Top Decile Best-in- Class T A R G E T Celanese Fixed Cost Versus Industry Peers*

Celanese Operational Excellence Culture of Execution Cycle of sustainable improvement Corporate Sustainability Excellence in safety and environmental Track Record of Performance Continuous, not periodic, productivity Significant Actions Today Sustainable fixed cost reduction Better Positioned for Recovery Efficient and scalable capital Creates operating leverage

Celanese

Better positioned for recovery

Celanese Nanjing Integrated Complex


GUR® Unit
Celstran® Unit
Acetic Anhydride Unit
Vinyl Acetate Monomer Unit
Emulsions Complex
Utilities / Tank Farm
Acetic Acid Unit
Administration & Maintenance
Compounding (under construction)

Investment Dynamics

- **Low Capital**
  - Total investment: $300-350 million
- **High Returns**
  - $600-800 million in revenue
  - $120-150 million in EBITDA
- **Expandable**
  - Can double capacity of three units for ~1/3 of their initial capital
  - AEM liquid crystal polymer (LCP) unit announced, but not yet started

Capital efficient plant in Nanjing

55

Better positioned for recovery Capital efficient increases in existing production capacity 2006 Six Sigma and Lean Shutdown UK Facility Manufacturing Digitization Process Optimization Future State Leer 100 106.4 106.4 112.8 2010 Challenge 9.3 2.9 6.4 9.5 122.3 2009 Challenge 100 Celanese NA/EU VAE Capacity Investment Dynamics >20% capacity increase Utilize multiple tools Net of reduction from rationalization of UK plant Low capital investment Cost per ton capacity: 15% new unit investment 2006 = 100% 2008 2007 Future

Better positioned for recovery New, larger, more efficient polyacetal (POM) plant Replacement of Kelsterbach Plant with New Plant in Frankfurt (Hoechst) Existing New @ 100 kta New @ 140 kta 4th Qtr East 100 90 64 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Relative fixed costs per ton Relative fixed costs per ton 4/09 4/09 Larger 40% more capacity 140 kta vs. current 100 kta More efficient 15% lower energy usage Lower fixed costs

Operating EBITDA Celanese Operational Excellence 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operating Lever Innovation Lever Recovery Base 1100 1250 900 900 1500 1650 Add Add 150 250 600 600 150 150 Total 1100 900 1800 2006 - 2010 Strategic Objectives ~$1,100 million $350-400 million $1,600-1,800 million $250-350 million 2009 to "Recovery" Strategic Objectives $800-1,000 million Creates operating leverage Culture of Execution Cycle of Sustainable Improvement Corporate Sustainability Safety & Environmental Excellence Track Record of Performance Continuous, not Periodic, Productivity Significant Actions Today Sustainable Fixed Cost Reduction Better Positioned for Recovery Efficient & Scalable Capital Op Ex Op Ex Op Ex Op Ex

Advanced Engineered Materials Sandy Beach Lin and Roeland Polet

Celanese ($ million) 2008 Revenue: $6,823 2008 Operating EBITDA: $1,169 Acetyl Intermediates Consumer and Industrial Specialties Advanced Engineered Materials 2008 Revenue: $1,061 2008 Operating EBITDA: $170 Ticona Polyplastics Ownership 45% Korea Engineering Plastics Ownership 50% Fortron Industries Ownership 50% 2008 Total Affiliate Revenue $1.4 billion Strong franchise demonstrated through innovation and extensive portfolio Executing on margin recovery Demand and geographic levers drive franchise growth Advanced Engineered Materials Advanced Engineered Materials: delivering performance driven solutions

2006-2010 Strategic Objectives created to improve earnings power

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
Operating EBITDA	Consumer Specialties	X	X	X	X			>$50MM
Operating EBITDA	**Advanced Engineered Materials**	**X**		**X**	**X**	**X**		**>$100MM**
Operating EBITDA	Acetyl Intermediates	X		X		X		>$100MM
EPS	Celanese Corporate	X					X	Incremental EPS

- **Asia**
  - ✓ **2006-2009:** Nanjing startup and Shanghai Application Development Center opened
  - **Beyond 2009:** Compounding and Vectra® LCP at Nanjing
- **Innovation & Organic Growth**
  - ✓ **2006-2009:** ~15% increased value per vehicle in NA & EU; Continued growth of GUR specialties
  - **Beyond 2009:** Continued innovation

Advanced Engineered Materials executing on Strategic Objectives

61

2006 Base Productivity Growth Recessionary Trends Normalized Trough Base 260 270 360 Add 10 90 205 Subtract Total 260 150 2006 - 2010 Strategic Objectives >$100 million $260 million Operating EBITDA Unprecedented inventory destocking having short-term impact $140-160 million AEM - Growth and innovation fuel Strategic Objectives

Precise applications in complex environments Extreme Requirements Highly engineered polymers - high performance portfolio Excellent Products Collaborative engineering right people - right place - right time Extraordinary Engineering AEM "Sweet Spot" Intensive engineering Highly specification- driven functional parts Leading-edge technical, industry and application expertise Providing valuable solutions to extreme requirements

95% 5% Standard Polymers High-Performance Polymers (HPP) Engineering Thermoplastics (ETP) ABS, SAN, ASA = 3% PE = 28% PP = 19% PET = 7% PU = 6% PVC = 14% PS, EPS = 8% Range of Products $1/kg $100/kg $10/kg $3/kg Price Range Performance Ranges Price for Performance PA = 5% PC = 5% Value of technology and performance is differentiated

Relative Pricing Comparison ETP vs. Commodity Plastic Q104 Q204 Q304 Q404 Q105 Q205 Q305 Q405 Q106 Q206 Q306 Q406 Q107 Q207 Q307 Q407 Q108 Q208 Q308 Q408 Q109 Polyacetal 100 100 100 101 107 109 108 106 108 109 110 110 110 112 113 113 114 116 117 119 118 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Polypropylene 100 104 110 119 127 121 123 144 139 151 154 153 151 158 165 166 168 160 172 127 98 Polyacetal Polypropylene 30% 100% Source: PIE March 2009; CMAI January 2009 2004 2009 Relative Pricing ETP pricing model is based on value-in-use Value based on reliability of performance (e.g. safety, durability, etc.) Commodity resin pricing extremely volatile versus ETPs Underlying raw material cost determines value Advantages of ETP pricing model = long-term margin sustainability Value-added product portfolio yields pricing stability

Value of Specification Specification position demonstrates strength of the franchise High Performance Polyamide Polypropylene Polycarbonate 100 29 7 14 Value Delivered Specification Strength LANXESS AEM DuPont SABIC/PC BASF DSM Solvay DOW SABIC/Core Specification drives sustainable value for high performance polymers Average Specification by Material Type Source: Celanese internal estimates Relative % Specified

Key Products Ticona DuPont DSM Sabic Solvay BASF Major End Uses Hostaform(r) Polyacetal Copolymer (POM) +++ +++ -- -- -- ++ Vectra(r) Liquid Crystal Polymer (LCP) +++ ++ -- -- ++ -- GUR(r) Ultra-high molecular weight polyethylene (UHMW-PE) ++++ -- ++ + -- -- Fortron(r) Polyphenylensulfide (PPS) ++++ ++ +++ ++ ++ + Product portfolio unmatched in the industry Auto Emissions Filtration Tech Fibers Connectors Battery Membranes Filtration Joint Replacements Auto Appliances Fuel AEM clear leader in key high performance polymers

1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 44 10 12 17 7 8 2 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Other 2% Broad range of end-use applications to targeted value-added niches 2008 Revenue ~ $1.1 billion Alternate Fabrication 7% Transportation 44% Fuel systems Safety systems Mechanical components Electrical & Electronics 10% Consumer electronics LED lighting Connectors Consumer & Appliance 12% Water purification Durable household goods Industrial 17% Fluid handling Gearing Drug delivery systems Medical implants Medical 8% Emissions filtration Textiles

Economic Recovery Earnings Power Improvement Ticona's levers for increased earnings power Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers

As the economy recovers, automotive remains key demand lever to capture growth Historic High 2009 2010 2011 2012 Developed Countries 46.4 31.6 35.1 39.5 42.2 Emerging Countries 24.6 23.6 24.7 27.6 30.7 Translation, innovation, volume and geography... AEM well-positioned to deliver solutions CAGR 10% Source: Global Insight March 2009 CAGR 9% 2009 auto builds estimated at ~55 million units - "trough" levels Global demand at 1982 levels 80 - 100 million additional licensed drivers on the road since the last trough 10% CAGR returns total global build to historic highs by 2012

Changing automotive environment favors high performance plastics Global Automotive Trends Global Automotive Trends Global Automotive Trends Global Automotive Trends Global Automotive Trends Global Automotive Trends Regulatory Regulatory Consumer Consumer Manufacturing Manufacturing Emissions Fuel Efficiency Adoption of Western Standards "Green" Initiatives Global Platforms Productivity North America ? ? ? ? ? Europe ? ? ? ? ? Asia ? ? ? ? Indifferent to producer, model or manufacturing location... AEM delivers solutions globally

Regulations driving industry growth Source: World Resources Institute 2005 Actual and Projected Fuel Economy Standards by Country 2002 - 2016 EU Canada US Japan Australia China California 25 30 35 40 45 50 55 2002 2004 2006 2008 2010 2012 2014 2016 MPG - Converted to CAFE Test Cycle Hybrid vehicles Alternative fuels Weight reduction How will this be achieved?

Ticona is well-positioned to capitalize on growth opportunities Efficient engines Hybrid- engine systems Alternative fuels Metal replacement ? Ticona high temperature polymers for turbo-charged engines Ticona polymers in hybrid vehicle systems New Hostaform(r) POM products meet more aggressive conditions in fuel delivery systems Ticona portfolio for components in door module ? ? ?

Global automotive platforms... Global OEMs Multiple nameplate vehicles built off single chassis Manufactured in multiple regions of the world Engineered ONLY ONCE Ticona is aligned with global players on global platforms

....translating value worldwide AEM Capabilities Application development Compound development Polymer development Testing Processing optimization Global footprint supports OEM requirements Leverage resources for maximum value Specification on global platforms key FOCUS and growth driver Ticona delivers the same brand experience worldwide

Automotive landscape for engineered plastics today Structural Parts Chassis Components Select Interior Components Door Systems Front-end modules Instrument panels Sunroof systems Instrument clusters Metallic-look controls Safety restraints Overhead consoles Window lifts Door locks Door modules Power motor housings Fuel Delivery Systems Fuel reservoirs Fuel limit valves Roll-over valves Fuel flanges Fuel pumps Brake pistons Catalyst exhaust systems

Automotive Opportunity Current "best-in-class" translation to all models yields translation opportunity Westernization of current China production drives China opportunity Successful commercialization of application R&D creates pipeline opportunity Total Revenue ($ billion) 3.0 Total AEM Today Total Competitors Today Translation China Pipeline Total Opportunity Significant opportunities exist in ~$3 billion industry space Customer-focused application development creates current - and future - opportunities

Project Pipeline Development Automotive Non-Automotive Continued increases in new project opportunities with focus on: High-growth end-segments Regional penetration Pipeline drivers continue to be: Regulatory trends Consumer preferences Geographic shift to adopt Western standards Productivity emphasis Project Volume (indexed to 2001) Active Projects in Development Innovation remains a key element to growth trajectory Robust and balanced pipeline continues to grow with emphasis on automotive programs 2001 2002 2003 2004 2005 2006 2007 2008 2009E Auto 51.8 62.8 72.8 80.8 104.1 137.3 195.8 238.5 292.2 Non-Auto 48.18890536 54.46048361 65.73371142 69.79327387 100.5814762 145.4363335 194.2880239 222.8208783 263.8800189

Door Systems Structural Parts Fuel Delivery Systems Chassis Components Select Interior Components Automotive landscape for engineered plastics and AEM opportunity tomorrow Solar Roof Panels Hybrid Technology Fuel Delivery Systems Select Interior Components Additional Interior Components Fuel Cells Alternative Power Trains Lithium-Ion Batteries Structural Parts Chassis Components Door Systems

Economic Recovery Earnings Power Improvement Ticona's levers for increased earnings power Balanced footprint in key regions Recovering conditions in key end-use industries Attractive balance sheet with strong cash generation Geographic Demand Capital Structure Sustainable fixed spending reductions Efficient and scalable capital Global macro trends driving customer growth Operating Innovation Celanese Advantages Celanese Levers of Value Increasing the earnings power of the business through multiple levers

Asia Sales for Ticona Global Portfolio Ticona Key Products - Asia Trajectory We are making progress in Asia... and the platform is in place to capture growth 2008 Target 525 850 0.05 0.52 2003 2004 2005 2006 2007 2008 Asia 19 42 44 55 88 106 Asia segment size (est.) CE share (est.) Source: Form 10-K, Celanese internal estimates Ticona Share

Changing Asian dynamics demand advanced solutions Asia Past Asia Current and Future Customer Base Local suppliers producing for local customers Global customers with global manufacturing/design Industry Dynamics End-markets in first generations of development End-markets rapidly evolving to meet complex standards Specification Capabilities Primarily low-grade, non-specified materials Adoption of western standards with local design centers Application Development Skills Simple design and manufacturing to meet local supply needs Complexity of materials require in-depth engineering skills Product Requirements Existing product offerings meet baseline requirements Demanding applications with global grades Ticona strategy leverages Asia trends and dynamics for growth

Why will Ticona Win? Evolving Designs = New Demands High temperature performance within lead-free soldering ranges Chemical and oxidation resistance in thin-walled applications Dimensional stability and precision Low melt viscosity Functional aesthetics Low emissions NEW EXTREME REQUIREMENTS Vectra(r) LCP Product Portfolio New technologies creating extreme requirements...Vectra(r) LCP provides the solution Wall Thickness Emission Requirements Temperature Requirements Pin Density Ticona capturing growth in electronics

Lithium Ion Rechargeable Battery Industry Why will Ticona Win? GUR(r) UHMW-PE...translating membrane technologies throughout Asia SOLUTIONS THROUGH ENABLING TECHNOLOGIES Long history in battery applications - translating to lithium ion segment Key relationships New entrants in Asia Global suppliers Wide product offering Specification capabilities Laptops and power tools fueling future growth Need for longer run times supports use of lithium ion Developing technology continues to emerge for electric vehicles = potentially exponential growth in lithium ion 2001 2002 2003 2004 2005 2006 2007 2008 North 2400 2700 3700 4500 4550 5300 6300 8750 ~21% CAGR Source: Celanese internal estimates and IIT

Asia: geographic lever focused on high growth region and opportunities

Celanese

2008 Regional Split for Ticona Key Products*	
NA	~40%
EU	~50%
ASIA	~10%

Translating Ticona's Global Brand Experience

Target Regional Split for Ticona Key Products	
ASIA	20%

Revenue Opportunity ~$500 million

HOW TICONA WINS...	
Premier Products	Delivered locally
Specification Capabilities	Delivered regionally
Application Expertise	Delivered globally

85

*Based on 2008 sales of POM, LCP & GUR

New initiatives increase earnings Advanced Engineered Materials Operating EBITDA 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operating Lever Innovation Lever Recovery Base 260 270 360 150 350 410 Add 10 90 200 60 15 Subtract 455 Total 260 150 425 2006 - 2010 Strategic Objectives >$100 million 2009 to "Recovery" Strategic Objectives $70-90 million Earnings power improvement substantial with initiatives $400-450 million $140-160 million

Well-positioned Franchise Geographic Growth AEM: substantial leverage to recovery Demand Recovery Portfolio positioned to recover and sustain increased earnings + + Key Products Ticona Hostaform(r) Polyacetal Copolymer (POM) +++ Vectra(r) Liquid Crystal Polymer (LCP) +++ GUR(r) Ultra-high molecular weight polyethylene (UHMW-PE) ++++ Fortron(r) Polyphenylensulfide (PPS) ++++ Historic High 2009 2010 2011 2012 Developed Countries 46.4 31.6 35.1 39.5 42.2 Emerging Countries 24.6 23.6 24.7 27.6 30.7 CAGR 10% CAGR 9%

Consumer Specialties Sandy Beach Lin

Consumer Specialties: increasing and sustainable cash generation provides a solid foundation Celanese ($ million) 2008 Revenue: $6,823 2008 Operating EBITDA: $1,169 Acetyl Intermediates Industrial Specialties Advanced Engineered Materials A leading global player Stable cash generation driven by strong top-line and productivity performance Secure future for Acetate in China Consumer Specialties Consumer Specialties 2008 Revenue: $1,155 2008 Operating EBITDA: $293

Global integrated model provides Celanese with a competitive advantage Acetic Acid Acetyl Intermediates Consumer Specialties Building Block Raw Materials Acetic Anhydride Acetate Flake Nutrinova Esters and Other Derivatives Wood Pulp Acetate Tow Acetyl Intermediates well-positioned to supply Consumer Specialties with low cost raw materials Acetic acid advantage builds through integrated supply chain

2006-2010 Strategic Objectives created to improve earnings power

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
Operating EBITDA	**Consumer Specialties**	**x**	**x**	**x**	**x**			**>$50MM**
Operating EBITDA	Advanced Engineered Materials	X		X	X	X		>$100MM
Operating EBITDA	Acetyl Intermediates	X		X		X		>$100MM
EPS	Celanese Corporate	X					X	Incremental EPS

- **Operational Excellence**
  - ✓ Manufacturing realignment completed
  - ✓ Fixed cost focus realized in Nutrinova
- **Revitalization**
  - ✓ APL acquisition completed and successfully integrated
- **Asia**
  - ✓ China JVs expanded

Consumer Specialties executing on Strategic Objectives

91

Consumer Specialties' strategy driven by Acetate product revitalization to deliver earnings growth

Celanese

Timeframe 2004 2005 2006 2007 2008 2009 2010 2011

► Restructuring/Repositioning

- China venture tow expansions — Complete
- Filament exit/site optimization — Complete
- China venture flake expansion — Complete

► APL Asset Acquisition

- Integrate the business — Complete
- Capture/realize synergies — Complete

► 2009 and Beyond

- Maximize cash generation
- Selective and sustainable growth
- Next moves – further Asia expansions

2006-2010 Strategic Objectives achieved; incremental initiatives identified

92

Consumer Specialties: Strategic Objectives met; building on strong performance Operating EBITDA 2006 Base Productivity Growth Recessionary Trends Normalized Trough Base 228 278 Add 50 66 Subtract Total 228 400 2006 - 2010 Strategic Objectives >$50 million $230 million $350-400 million Businesses less impacted by the current economic environment

Operating EBITDA 2000 107.8 2001 148.4 2002 140.8 2003 121.7 2004 145.4 2005 160 2006 228 2007 274 2008 293 Annual EBITDA Consumer Specialties provides stable earnings and cash generation APL integration complete Realizing revitalization benefits China venture expansions complete; add to operating improvement Base Operating EBITDA Dividend 4 Quarter Moving Average Q1 05 37 Q2 05 39 2 Q3 05 36 Q4 05 46 40 Q1 06 53 44 Q2 06 55 23 53.3 Q3 06 44 55.3 Q4 06 53 57 Q1 07 60 58.8 Q2 07 68 36 65.3 Q3 07 53 67.5 Q4 07 57 68.5 Q1 08 65 69.8 Q2 08 61 46 70.5 Q3 08 56 71.3 Q4 08 65 73.3 CS Quarterly EBITDA Minimal cyclicality Stable consistent cash flows Opportunities for earnings growth Revitalization Quarterly EBITDA 4 Quarter Moving Average

Acetate Tow Global Demand Acetate Tow Competition Acetate Tow profile Low single-digit worldwide growth Asia is largest global consumer and fastest growing region 2008 Q1 to Q3 GAMA Asia 404.4 Americas 100.5 Western Europe 97.5 Rest of World 164.7 2008 Q1 to Q3 GAMA Celanese 188.4 Celanese China JVs 137 Rhodia 128.2 Daicel 70 Mitsubishi Rayon 30 Other 36 Eastman / Voridian 178.5 Eastman Celanese Celanese China JVs Rhodia Daicel Mitsubishi Other Asia Americas Western Europe Rest of World Source: Celanese internal estimates Celanese is a leading global producer Long-term relationship with JV partner in China

Tow Production Flake Production Nantong, China Lanaken, Belgium Spondon, United Kingdom Narrows, Virginia Ocotlan, Mexico Kunming, China Zhuhai, China Note: Includes share attributable to China joint ventures Source: Celanese internal estimates Americas Europe/Africa Asia Pacific % of Global Demand 13% 34% 53% CE Regional Share ~30% ~40% ~40% Expected Growth to 2013 -1 to -2% 1 to 2% 3 to 4% 2008 Global Demand: ~760kt; Growing ~2% to 2013 Celanese strategically positioned geographically to meet customer demand

Demand in China will drive worldwide growth China Domestic Supply Imports ROW 2008 159 78 2013E 159 138 2008 521 2013E 548 kT 2008 2009E 2010E 2011E 2012E 2013E 2014E 2015E Total World 764 776.5 793.5 811.5 828 844.5 860.5 871.5 kT Source: Celanese internal estimates Well-positioned for growth in China with the right partner China ROW Chinese Imports Chinese Domestic Production Worldwide Tow Demand Tow Demand Growth

Declining sugar consumption in beverages 75% of Sunett(r) volumes used in beverages Sunett(r) brand is approved in more than 100 countries and used in more than 5,000 products Source: Euromonitor 2008 and Celanese internal estimates % of Sweetened Soft Drinks Using High-intensity Sweeteners 2002 2007 Administration 0.16 0.3 % of Segment 9% CAGR Steady growth in low-calorie carbonated soft drink segment Consumer trends driving increased demand for Nutrinova

Nutrinova is positioned to continue to generate stable cash Normalized Sales and Earnings Trends Net Sales EBITDA 2008 0.2 0.36 2008 Compared to 2002 Increased demand and operational excellence driving sustained earnings Indexed to 2002 Fixed Cost as % of Sales 2002 2008 2008 1 0.78

Consumer Specialties: sustainable franchise Operating EBITDA 2006 Base Productivity Growth Operating and Innovation Levers Recovery Base 228 278 344 Add 50 66 30 Subtract Total 228 374 2006 - 2010 Strategic Objectives >$50 million $230 million $350-400 million 2009 to "Recovery" Strategic Objectives $20-30 million Stable cash generation and modest earnings growth to continue

Earnings Growth History of Success Nantong, China Lanaken, Belgium Spondon, United Kingdom Narrows, Virginia Ocotlan, Mexico Kunming, China Zhuhai, China Operating EBITDA 2000 133.7 2001 150.6 2002 157.8 2003 152.5 2004 170.6 2005 160 2006 228 2007 274 2008 293 Consumer Specialties summary + + Consumer Specialties businesses will continue to be the foundation of the overall Celanese portfolio Global Position

Acetyl Intermediates Doug Madden and John Fotheringham

Acetyl Intermediates: 2008 Performance Celanese ($ million) 2008 Revenue: $6,823 2008 Operating EBITDA: $1,169 Acetyl Intermediates Industrial Specialties Advanced Engineered Materials 2008 Revenue: $3,201 2008 Operating EBITDA: $676 Acetic Acid Acetic Anhydride Vinyl Acetate Monomer Acetate Esters and Other Derivatives A leading global position in each product GDP+ driven volume growth Advantaged technology and cost position Acetyl Intermediates Consumer Specialties

2006-2010 Strategic Objectives were created to improve earnings power

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
Operating EBITDA	Consumer Specialties	X	X	X	X			>$50MM
Operating EBITDA	Advanced Engineered Materials	X		X	X	X		>$100MM
Operating EBITDA	**Acetyl Intermediates**	**X**		**X**		**X**		**>$100MM**
EPS	Celanese Corporate	X					X	Incremental EPS

- **Operational Excellence**
  - ✓ **2006-2009:** $40 million in annual savings captured
- **Asia**
  - ✓ **2006-2009:** Nanjing Acetic Acid, Anhydride, and VAM startup
  - **Beyond 2009:** Acetic Acid expansion announced
- **Organic growth**
  - ✓ **2006-2009:** Significant volume growth by leveraging technology
  - **Beyond 2009:** Continued growth in Asia for each product

Acetyl Intermediates executing on Strategic Objectives

104

Operating EBITDA Previous Trough 2006 Base Productivity Growth Recessionary Trends New Normalized Trough Base 600 625 400 Add 25 75 Subtract 455 Total 250 600 450 2006 - 2010 Strategic Objectives >$100 million $200-300 million Significant improvement in the earnings profile throughout the economic cycle ~$600 million $400-500 million Economic slowdown impacting short-term ability to achieve full value of Strategic Objectives

A Growing Franchise A growing franchise in an attractive industry Proven execution and leadership capability Significant value from downstream derivatives Build upon advantages to grow faster than the industry Long-term growth rates in excess of GDP Favorable position on a steep cost curve Advantaged raw material and conversion position Flexible manufacturing and low-cost capacity An Advantaged Business in an Attractive Industry

Global Acetic Acid (2008) Global VAM (2008) Celanese is in an attractive position Celanese Celanese Expansion BP Sopo Lyondell Kyodo Sakusan Wujing Others 2008 27 22 5 4.5 3.8 3.5 35 Celanese Dairen Dow Sinopec Lyondell DuPont Ineos Others 2008 30 11 8 7 6 6 5 27 Source: Celanese internal analysis; Tecnon Orbichem A clear global, integrated leader

Acetic Acid Growth (1996 - 2014E) Growth forecasted to rebound to more normalized GDP+ levels through 2014 Long-term demand growth in excess of GDP expected to continue Source: 1CMAI, 2Tecnon, 3Celanese internal estimates 1996 2002 2008 2014E Acetic Acid Growth 5631 7052 9297 11610 GDP Growth 100 118.3364861 144.2100584 164.78 1996-2008 2008-2014 GDP1 3.1% 2.5-3.0% Acetic Acid Industry Growth2,3 1.0-1.5% greater than GDP 1.0-1.5% greater than GDP Celanese Acetic Acid Growth3 0.5% faster than the industry 0.5-1.0% faster than the industry

Global trends continue to support long-term growth greater than GDP Key Trends End Segment Benefited Acetyl Product Benefited Growth Capability Convenience/ Polyester Substitution Films, textiles, other polyester applications Acetic Acid, VAM High Environment Environmentally friendly paints and coatings VAM High Emerging Economies Paints, coatings, inks and adhesives used in residential and commercial applications VAM, Esters High Improved Living Standards Increased demand for packaging films (PVOH, EVOH), clean water Acetic Acid, VAM Medium Demographics Pharmaceuticals Acetic Acid, Acetic Anhydride Medium

Differentiated cost curve yields attractive global returns for Celanese Strong margins during 2005- 2008 attracted industry investment Economic slowdown is expected to reduce demand to normalized trough levels in 2H 2009 Cost curve remains intact Current economics impacting unfinished projects Celanese low-cost position and flexible manufacturing allow for strategic growth Source: Celanese internal estimates; available public data $ per ton By Prod Effective Industry Utilization Rates 1Q 2009 Pricing $350-400 2009E FY Demand 2008 Q1-Q3 Demand 1Q 2008 Pricing $600-700 Avg Other Leading Technology Ethylene Highest Cost China MeOH Ethanol Average Celanese Lower Cost China MeOH Avg Non-China MeOH Carbonylation 2009E Acetic Acid Cost Curve (kT)

Fixed Cost Per Ton Low-cost manufacturing provides an industry-leading cost structure Source: Various press releases and Celanese internal estimates CE Avg Other Leading Avg Non-China MeOH Avg Lower Cost China MeOH Avg China High Cost MeOH Raw Materials 100 135 196 232 296 (Relative % of Cost Per Ton)* Advantaged raw materials globally Best-in-class conversion efficiency Leading economies of scale CE Avg Other Leading Avg Non-China MeOH Avg Lower Cost China MeOH Avg China High Cost MeOH Raw Materials 100 120 130 150 165 (Relative % of Cost Per Ton)* *CE = 100 *Assumes $50 oil Variable Cost Per Ton >20% total cost advantage

Celanese AOPlus(r)2: delivers capital advantage that is ~4 to 6 times greater than other acetyl projects Celanese AOPlus(r)2: 50% more capital efficient CE AOPlus(r) Phase I Celanese capital efficiency: a long-term competitive advantage Source: Various press releases, 2007 China Acetic Acid Conference, and Celanese internal estimates Significantly lower capital intensity versus other new acetyl complexes and technologies Capital Intensity CE AOPlus 2 CE AOPlus at 600kT Chinese Technology / Chinese Production Disadvantaged Technology / Middle Eastern Production East 80 180 380 600 40 40 40 50 (Relative $Capital/$Acetyl Sales) (r) (r)

0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Return on Invested Capital Indicative Pricing minus Raw Materials Source: Celanese internal estimates; available public data Celanese is able to achieve >15% ROIC when others are not able to profitably reinvest Lower Cost MeOH Carbonylation Other Leading MeOH Carbonylation Celanese AOPlus(r) 1Q 2008 Pricing $600-700 1Q 2009 Pricing $350-400 High Cost MeOH Carbonylation Celanese AOPlus(r)2 Return on Invested Capital vs. Acetic Acid Margin

Significant differentiation in technology of announced expansions Facilities under construction anticipated to be completed and started up ~70% of announced capacity additions will have difficulty covering variable cost Pressure will be on uncompetitive projects that have not made significant progress Acetic Acid Announced Capacity Additions 2009-20111 Other Leading MeOH Celanese Lower Cost China MeOH Higher Cost China MeOH East 980 600 2300 1000 Majority of announced capacity additions challenged in today's pricing environment 1Source: Celanese internal estimates, Tecnon 2008. Based on nameplate capacity

Delays in project startups likely to continue

Celanese

Forecast Capacity Expansions[1]

Company	Capacity	2007	2008	2009	2010	2011
BP / Sinopec	550 kt	A; X (CE 2005 Update)	X (CE 2006 Update)	X (CE 2007 Update); X (Current Update)		
Sipchem	430 kt	A	X (CE 2005 Update)	X (CE 2006 Update); X (CE 2007 Update); X (Current Update)		
Sopo (expansion)	600 kt			A	X (CE 2007 Update); ? (Current Update)	Timing in question
Wujing (expansion)	500 kt			A	? (Current Update)	Timing in question
Yangkuang Cathay	350 kt			A; SU		
Henan Shunda	200 kt		A	SU		HC
Tianjin Bohei	200 kt			A	X (CE 2007 Update); X (Current Update)	HC
Hualu Hensheng	200 kt		A; X (CE 2007 Update)	SU		HC
Henan Yima	200 kt				A	X (Current Update); HC
Yunan Yunwei	200 kt			A	X (Current Update)	HC
Kingboard	400 kt			A	X (Current Update)	

A = Company Announced Startup
X = Current Update
X = CE 2005 Update
SU = Actual plant startup
X = CE 2006 Update
HC = Highest Cost
X = CE 2007 Update

Viability of many higher cost projects is in question

[1]Celanese internal analysis and opinion

115

Leading global footprint positioned to meet customer demand

Celanese



Celanese Global Manufacturing Locations
Pampa, TX
(site closed)
Acid = 290
Anhydride = 145
Esters = 60
Roussillon, France
Anhydride = 30
Frankfurt, Germany
VAM = 285
Esters = 40
Tarragona, Spain
VAM = 200
Nanjing, China
Acid = 1,200
(expansion)
VAM = 300
Anhydride = 100
Bay City, TX
VAM = 300
Cangrejera, Mexico
Anhydride = 90
Esters = 105
VAM = 115
Pardies, France
(announced closure)
Acid = 440
VAM = 150
Clear Lake, TX
Acid = 1,200
VAM = 310
Singapore
Acid = 600
VAM = 210
Esters = 130

- Utilization of all global Celanese acetic acid and downstream sites to meet global customer needs
- Ensure all Celanese sites have a leading cost structure
- Strategy to remove high cost facilities

Celanese well-positioned globally to meet changing demand landscape

All values shown in kT per year

116

Majority of planned capacity additions and expansions may be disadvantaged Reinvestment economics challenged for non-leading technologies 2010/2011E Acetic Acid Cost Curve (kT) $ per ton By Prod Avg Other Leading Technology Effective Industry Utilization Rates Ethylene Highest Cost China MeOH 2010/2011E Demand Ethanol Average Celanese Lower Cost China MeOH Avg Non-China MeOH Carbonylation Source: Celanese internal estimates Pricing for CE to earn >15% EBITDA New capacity not expected to impact Celanese's advantaged position on the cost curve

A Growing Franchise A growing franchise in an attractive industry Proven execution and leadership capability Significant value from downstream derivatives Build upon advantages to grow faster than the industry Long-term growth rates in excess of GDP Favorable position on a steep cost curve Advantaged raw material and conversion position Flexible manufacturing and low-cost capacity An Advantaged Business in an Attractive Industry

2006 2009E 2012E 2006 2009E 2012E Growth with our customers drives additional opportunities in Asia Successfully growing business in Asia with strong customers Assets positioned to capture demand-shift from Americas and Europe Low-cost expansions at Celanese's acetic acid facilities in Asia allow continued growth when customer needs dictate Growth of integrated downstream businesses also focused in Asia 2006 2009E 2012E 50% 65% 70% 25% 35% 40% 20% 30% 40% '06 - '12 Asia CAGR: 17% '06 - '12 Asia CAGR: 11% '06 - '12 Asia CAGR: 8% Global Third Party Sales Acetic Anhydride Acetic Acid VAM Source: Celanese internal estimates

Continue to grow faster than the industry Celanese Acetic Acid Industry Share 2005 2009E 1 1.07 Optionality to grow with - or ahead of - the industry Source: Celanese internal estimates; Tecnon Leverage flexible technology 600 kT expansion announced at Nanjing 600 kT expansion opportunity at Singapore AOPlus(r)2 provides additional capability Maximize leading cost structure Build-on cost advantages to drive Celanese growth faster than industry growth Utilize well-positioned assets Expandable assets to meet demand growth in key regions of the world

Sustainable competitive advantages enhanced by productivity and growth Acetyl Intermediates will continue to drive profitability for Celanese in a variety of economic climates Global Competitive Drivers Global Competitive Drivers Global Competitive Drivers Productivity Growth ? Advantaged Technology ? ? Advantaged Global Raw Material ? ? Advantaged Downstream Derivatives ? ? Advantaged Geographic Footprint ? ? Advantaged Capital Intensity / Capacity Flexibility ? Leading manufacturing costs Lower sensitivity to volatile raw material costs Downstream assets to further minimize volatility in demand Ability to optimize global manufacturing and costs Capability to utilize flexible assets to grow faster than industry Celanese Advantages

New initiatives increase earnings power Acetyls Intermediates Operating EBITDA Previous Trough 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operational Lever Innovation Lever Recovery Base 600 625 450 450 550 625 Add 25 75 100 75 75 Subtract Total 250 600 450 700 2006 - 2010 Strategic Objectives >$100 million 2009 to "Recovery" Strategic Objectives $100 - 150 million $600-700 million Long-term strength to deliver long-term results $400-500 million

Steep and Differentiated Cost Curve Attractive Industry Celanese well-positioned for earnings growth and economic recovery Celanese Celanese Expansion BP Sopo Lyondell Kyodo Sakusan Wujing Others 2008 27 22 5 4.5 3.8 3.5 35 A leading industry position provides strategic optionality Growth Opportunities 2006 2009E 2012E

Industrial Specialties Doug Madden and Phil McDivitt

Acetyl Intermediates (AI) Differentiated Intermediates Specialty Products Building Block Raw Materials Industrial Specialties (IS) Emulsions AT Plastics Acetic Acid VAM Consumes 20% of Celanese VAM Provides through-the-chain optionality Integrated businesses aligned to accelerate growth and drive profitability

Celanese ($ million) 2008 Revenue: $6,823 2008 Operating EBITDA: $1,169 Acetyl Intermediates Advanced Engineered Materials Reduced volatility demonstrated by stable earnings past three years Technology-driven growth Global expansion opportunities High return on capital performance Industrial Specialties Consumer Specialties Industrial Specialties 2008 Revenue*: $1,406 2008 Operating EBITDA*: $117 *Includes PVOH business that CE has agreed to divest Industrial Specialties: vinyl-based technology and global platform

2006-2010 Strategic Objectives were created to improve earnings power

Celanese

	Group	Productivity		Growth			Balance Sheet	EBITDA Impact
		Operational Excellence	Revitalization	Asia	Innovation	Organic		
Operating EBITDA	Industrial Specialties	X	X	X	X	X		>$50MM
Operating EBITDA	Consumer Specialties	X	X	X	X			>$50MM
Operating EBITDA	Advanced Engineered Materials	X		X	X	X		>$100MM
Operating EBITDA	Acetyl Intermediates	X		X		X		>$100MM
EPS	Celanese Corporate	X					X	Incremental EPS

- **Operational Excellence**
  - ✓ $25 million in annual savings captured
- **Revitalization**
  - ✓ Initial manufacturing realignment complete
- **Regional Growth**
  - ✓ Nanjing fully operational and sales one year ahead of plan
  - ✓ India/SE Asia sales started
- **Technology**
  - ✓ EcoVAE® low VOC binder launched in Asia and US
  - ✓ Sales into solar energy initiated

Industrial Specialties executing on Strategic Objectives

127

Operating EBITDA* 2006 Base Productivity Growth Recessionary Trends Normalized Trough Base 107 132 Add 25 25 125 Subtract 40 Total 107 100 2006 - 2010 Strategic Objectives >$50 million ~$110 million $80-100 million *Excludes PVOH business that CE has agreed to divest Strategic Objectives to increase the earnings power of Celanese

Emulsions AT Plastics Consumes 20% of Celanese VAM Provides through-the-chain optionality Driving customer innovation in a broad range of applications Adhesives: 35% Eng Fabrics/ Textiles: 10% Paints & Coatings: 25% Specialty/ Other: 10% Paper: 5% Construction: 15% VAM Integrated businesses service a variety of end uses

Three pillar strategy - leveraging strengths to enhance Vinyl leadership Operational Excellence Technology Leadership Geographic Growth Vinyl Chemistry Leadership Geographic Growth Continue growth in Asia and position business for future opportunities Technology Leadership Expand penetration into new end uses through expanding vinyl systems functionality Significant opportunities in emerging economies

Successful track record of growth in Asia Completed construction of VAE unit in Nanjing in 2007 Supply positions established with major Western and Chinese companies Shifting focus toward domestically consumed end uses Business development established in India, SE Asia and the Middle East Developing a leadership position across key industries Asia Emulsions Sales Growth 2006 2007 2008 2009E Export 8 14 16.5 16 Domestic 2 6 12.5 38 75% CAGR Local Export Source: Celanese internal estimates

Asia Synthetic Latex Growth Asia provides a significant growth opportunity in the synthetic latex industry Asia Demand Drivers Increasing population Increasing disposable income Shift to Western performance requirements 2008 2013E Asia 2438 4160 >10% CAGR Global Synthetic Latex Industry: ~$18 billion Vinyls SB Acrylics Other 2496 2612 3220 488 Vinyl Advantage Inherent eco-friendliness Flexible technology fuels customer-focused innovation Source: Celanese internal estimates

Technology driving higher growth for vinyl-based chemistries in China Growth Drivers Exterior building insulation for energy savings Low odor and low emission paints for healthy air Waterproofing for building protection Growth Rate 20-25%/year 10-15%/year 10-15%/year Certain subsegments growing at accelerated rates due to advanced technology requirements Source: Kline & Co. and Celanese internal estimates

Asia Sales Growth Preparing for our next phase of growth Focused sales and technical development staff Expanding "local" product consumption EcoVAE(r) paint products Waterproofing products Adhesives Construction chemicals Further development of supply positions into other emerging economies 2009E 2010E 2011E 2012E Export 16 19 24 30 Local 38 39 50 69 30% CAGR Local Export Sales expected to double and expansion needed in Asia by 2011 Source: Celanese internal estimates

Estimated Regional Balance - 2012 Percent of Celanese Emulsions Net Sales by Region 30 - 40% 45 - 55% 10 - 15% Annual Regional Growth 2-3% 2-3% 10-12%

Three pillar strategy - leveraging strengths to enhance our Vinyl leadership Operational Excellence Technology Leadership Geographic Growth Vinyl Chemistry Leadership Geographic Growth Continue growth in Asia and position business for future opportunities Technology Leadership Expand penetration into new end uses through expanding vinyl systems functionality Customer-driven innovation provides platform for accelerated growth

Vinyl Advantage System Efficiency Match performance to industry requirements Leverage cost in use Functional Differentiation Performance to achieve new customer requirements Leverage product capability Vinyl Opportunity Leverage vinyl system capability to access $1 billion of new industry space and enhance the IS business model Inherently eco-friendly Formulation flexibility Sustainable cost advantage versus acrylics Functionality of vinyl systems provides opportunity for innovative growth

Global macro-trends drive our innovation ? Emulsion Polymers' VAE for low/zero VOC paints AT Plastics EVA to optimize crop feeding through controlled timing of feed AT Plastics higher EVA's for solar cell encapsulation Emulsion Polymers' VAE for textile application for improved "feel" ? ? ? AT Plastics EVA to deliver medicines in effective and biologically friendly manner ? Eco-friendly Efficiency Renewable Comfort Convenience

Inception 12-24 months 5+ years Innovation Sweet Spot represents period of fastest growth for new technologies and applications Innovation "Sweet Spot" Technology Development Market Maturity Revenue Life Cycle Robust pipeline key to differentiating vinyl systems within the competitive landscape

Inception 12-24 months Apparel Finishing Energy Use Reduction Revenue Life Cycle EU Exterior Low-VOC 5+ years EU Interior Low-VOC Green Construction Opportunity Size <$50 million $50-200 million >$200 million Wind Energy Expanding segment penetration and improving our sales mix Today's discussion Solar Cells US Interior Low-VOC Controlled Release Innovation pipeline approaching $1 billion in total industry opportunity

Driver: Decreased Dependence on Petroleum EVA Encapsulate for PV Cells Large segment growing fast t 0 Encapsulate EVA Ateva(r) copolymer is preferred encapsulate material due to: Light transmittance Adhesion and sealing properties Electrical insulation Celanese is aligned with the industry leader Global opportunity of $100+ million 2009E CAGR >30% 45 kT 100 kT 2012E Renewable Energy: Photovoltaic Encapsulate

Global leader in emulsions systems for environmentally-friendly paints and coatings US interior paint market changing Consumer perception favoring "greener" building products Regulation shifting to low-VOC content Celanese building off of a European leadership position VAE Share of Interior Paint Market Global opportunity of $400-500 million European VAE Growth 1996 2006 2010E Celanese 0.02 0.31 0.4 Others 0.02 0.025 Celanese EcoVAE(r) Progress 14 new customers utilizing EcoVAE(r) Projects with six major paint producers Launching new EcoVAE(r) products Low-VOC exterior paint Acrylic replacement in Non-Flats Expanding EcoVAE(r) products to Asia

Controlled release technology key enabler in critical applications

Celanese

Drivers: Increased Productivity for Food and Medicine

CustomDose™


EVA
Surrounding medium
Active Ingredient

Why CustomDose™?

- Improved delivery efficiency
- Tailored dosing capability
- Environmentally and biologically friendly


Uncontrolled Release
AgriDose™
Ideal Plant Need
Conventional EVA
Fertilizer Dosing
Seeding
Seedling
Adolescent Plant
Flowering Plant
Maturing Crop


Conventional therapy
VitalDose™
Desired dosage
Ingredient Dosing
Time

Global opportunity of $75-150 million

143

Eco-friendly Efficiency Renewable Comfort $400-500 million $200-350 million $100+ million $25-50 million Convenience $25-50 million Industry Revenue Opportunity Global opportunity of $250 million revenue for Celanese Trends drive $1 billion total industry opportunity

Strategic Objectives to increase the earnings power of Celanese Industrial Specialties Operating EBITDA 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operating Lever Innovation Lever Recovery Base 108 134 100 150 175 Add 20 20 25 25 Subtract 455 Total 108 95 200 2006 - 2010 Strategic Objectives >$50 million 2009 to "Recovery" Strategic Objectives $50 - 60 million $175-200 million $80-100 million

Industrial Specialties Summary Integrated business with the cost structure and global positioning to capture growth opportunities Integrated Model Technology Leadership Geographic Growth Acetyl Intermediates (AI) Acid Emulsions AT Plastics VAM + +

Financial Strength Steven M. Sterin Senior Vice President and Chief Financial Officer

Financial Strength Current Financial and Cash Flow Performance Capital Structure Earnings Power Case for Value Creation

Celanese ($ million) Q1 2009 Revenue: $1,146 Q1 2009 Operating EBITDA: $136 Consumer Specialties Revenue: $266 Operating EBITDA: $81 Advanced Engineered Materials Revenue: $165 Operating EBITDA: $0 Industrial Specialties Revenue: $242 Operating EBITDA: $26 Acetyl Intermediates Revenue: $572 Operating EBITDA: $48 Cost containment and increasing Asia volumes drove earnings Spending reductions on track Positive cash generation during a challenging quarter Q1 2009 Financial Update

Positive cash generation and portfolio improvements enhance our cash position

Celanese

$ million Available Cash	
Cash (as of 3/31/2009)	**$1,150**
Kelsterbach Spending	**~($560)**
Operating Cash	**~($300)**
PVOH Proceeds (expected mid 2009)	**~$180**
Cash Available for Strategic Purposes	**~$470**

- **Entered into an agreement to sell PVOH business for $173 million plus liquidation of accounts receivable/payable**
- **Ticona Kelsterbach relocation cash flow neutral through end of 2010**
  - Received ~$560 million for relocation to date through 1Q 2009
  - Estimated $560 million in spending through end of 2010

Available cash level strong after anticipated cash commitments

150

A track record of generating significant cash for investors Source: Based on information obtained from Thomson Financial as of May 5, 2009 and company reports Leveraging our technology, fiscal discipline and execution culture to generate strong cash flows DD CE FMC NLC DOW APD ROC LZ EMN HUN FCF/Sales 0.07 0.065 0.054 0.047 0.045 0.044 0.04 0.04 0.027 0.021 3 Year Average Free Cash Flow/Sales Celanese continues to generate cash flows ahead of peers Fiscal discipline and execution culture Technology scalability unique to Celanese Celanese generated positive cash in a challenging quarter Q1 Free Cash Flow/Sales -3.4% 1.6% 4.7% 5.9% 6.0% 7.7% -5.8% -4.8% 7.2% -0.9% NLC DD CE LZ APD ROC FMC DOW EMN HUN

Hybrid portfolio well positioned in peak or trough conditions 2009E Cash Flows* 2009E Cash Flows* Cash Taxes $80 - 120 Capital Expenditures $150 - 175 Reserve Spending $50 - 60 Net Interest $220 - 230 Pension $45 - 60 Dividends/Debt Service $80 - 90 Total Cash Outflows $625 - 735 *Starting from an Operating EBITDA base Positive cash generation even in normalized trough $ million Normalized Trough Operating EBITDA Normalized Trough Conditions Normalized Peak Conditions 18 - 20% 8 - 10% 22 - 25% 18 - 20% 21 - 23% 10 - 12% 13 - 15% 20 - 22% Industrial Specialties Acetyl Intermediates Advanced Engineered Materials Consumer Specialties Other Activities $800-1,000 million

Financial Strength Current Financial and Cash Flow Performance Capital Structure Earnings Power Case for Value Creation

Track record of performance Aligned with Strategic Pillars Cost Reduction: <2 year simple payback Growth: <4 year simple payback 20% - >50% return Investment Criteria Growth Projects Acquisitions Share Buy- Back Dividends Debt Repayment Execute Growth Strategy Optimize Capital Structure Cash Available for Strategic Use Low borrowing costs Stability Flexibility Maximize shareholder value Capital Structure Objectives Cost Reduction & Revitalization Projects

Celanese capital structure Term Loan - $2.8 billion Other Debt Obligations - $706 million Cash - $1.2 billion Net Debt - $2.3 billion Revolver - $650 million Cost Stability Flexibility Structure Characteristics Primary Components Solid liquidity position and covenant-lite term loan create advantaged capital structure Credit Linked Facility - $143 million Current Sources of Liquidity Current Debt Obligations

Advantaged Capital Structure Flexible: "Covenant-lite" - no financial maintenance covenants on term loan Term loan maturity not until 2014 1% annual term loan amortization Low cost: Term loan at LIBOR plus 150 - 175 bps Net debt is ~75% fixed Flexible and Low Cost No substantial debt service until 2014 with low borrowing costs 3,000 100 Stable 2009 2010 2011 2012 2013 Thereafter East 81 100 89 65 73 300 Debt Repayment $ million

Note: Represents 2009 consensus EBITDA (from First Call) and Q1 2009 debt numbers. Effective interest expense from company sources calculated using annualized Q1 2009 interest expense. CE net debt excludes impact of $560 million of cash received for Kelsterbach relocation. CE net debt includes pro forma proceeds from PVOH divestiture. Effective Interest Rate Blue Columns ROC 0.077 DOW 0.077 NLC 0.073 EMN 0.066 LZ 0.063 HUN 0.061 CE 0.059 FMC 0.042 APD 0.029 Favorable Leverage to the upside for shareholders during recovery Net debt levels below 4x-5x in normalized trough environment Low borrowing costs make debt attractive relative to peers CE capital structure results in lower overall cost of capital than most peers Moderate level of net debt + low cost of borrowing = advantaged capital structure Net Debt / 2009 Consensus EBITDA Blue Columns HUN 5.6 NLC 4.4 ROC 4 DOW 3.9 CE 3.2 APD 2 DD 2 LZ 1.6 FMC 0.9 High Leverage Moderate Leverage Low Leverage

Financial Strength Current Financial and Cash Flow Performance Capital Structure Earnings Power Case for Value Creation

Portfolio well-positioned to deliver and execute Portfolio Characteristics Financial Impact Acetyl Intermediates (Acetic Acid, Vinyl Acetate Monomer, Acetyl Derivatives) A global leader Advantaged technology Superior cost position Capital efficient Manufacturing footprint savings Stable EBITDA Advanced Engineered Materials (Engineered Thermoplastics and Polymers) Value restoration underway Industry-leading technology Strong product pipeline High growth Asia growth "Reset" base Innovation Margin expansion Industrial Specialties (Vinyl Emulsions and Polymers) Upstream integration Emerging economy opportunities Growth through innovation Growth in Asia Increased demand for low VOC Consumer Specialties (Acetate Flake and Tow, High Intensity Food Sweetener) Stable cash generation Industry-leading partnerships Growth opportunities in Asia Cash flow Stable Balanced portfolio creates a unique hybrid business model

Sustainable Fixed Cost Reduction Additional High Return Investments in 2009-2010 ... PRODUCTIVITY Sustainable fixed cost reduction enables additional earnings power in 2010 and beyond 2009 2010 Net Cash +$55 million Cash Flow ($ million) Net Cash +$80 million Cash Investment In Year Benefit - Cash & EBITDA 2010 Cumulative Net Cash +$130-140 million

High Return GROWTH opportunities - unique to Celanese Nanjing Integrated Complex Economics Nanjing Integrated Complex Economics Nanjing Integrated Complex Economics Nanjing Integrated Complex Economics Nanjing Integrated Complex Economics ($ million) Investment Revenue EBITDA Estimated Return Initial $350 $600-800 $120-150 25-30% Incremental $60-80 $300-350 $75-100 >100% Total $410-430 $900-1,150 $195-250 Technology positions Celanese for high return growth opportunities Innovation and Geographic Levers: Expansions are scalable with high economic returns Positions Celanese to respond to geographic growth in Asia

Celanese Incremental ROIC - WACC Spread above Industry Average Spread 2005 2006 2007 2008 Current LTM ROIC - WACC Spread Current Celanese 0.076 Industrial Gases 0.0407 Specialty Chemicals 0.0126 Commodity Chemicals -0.0178 Average 0.0118 Note: Industrial gas companies include Airgas, Air Products and Praxair. Specialty chemical companies include Rohm & Haas, Rockwood, Ecolab and DuPont. Commodity chemical companies include Dow Chemical, Georgia Gulf, Methanex, Nova Chemicals, Westlake Chemical Co. Source: Bloomberg, Ibbottson Associates (as of 4/21/2009) Creating shareholder value by utilizing low cost capital on high ROIC projects ROIC - WACC Spread % ROIC - WACC Spread % Celanese consistently delivering high returns for shareholders

Levers build significant earnings power of the portfolio

Celanese

	Group	Economic Recovery: Capital Structure Lever	Economic Recovery: Demand Lever	Economic Recovery: Geographic Lever	Expanded Earnings Power: Operating Lever	Expanded Earnings Power: Innovation Lever	Expanded Earnings Power: Impact
Operating EBITDA	Advanced Engineered Materials		X	X	X	X	$70-90MM
Operating EBITDA	Consumer Specialties			X	X		$20-30MM
Operating EBITDA	Acetyl Intermediates		X	X	X	X	$100-150MM
Operating EBITDA	Industrial Specialties		X	X	X	X	$50-60MM
EPS	Celanese Corporate	X			X		$10-20MM

Earnings power of portfolio expected to increase by $250 – $350 million above previous commitments by Recovery

163

Increased earnings power drives significant shareholder value Operating EBITDA 2006 Base Productivity Growth Recessionary Trends Normalized Trough Economic Recovery Operating Lever Innovation Lever Recovery Base 1100 1250 900 900 1500 1650 Add Add 150 250 600 600 150 150 Total 1100 900 1800 2006 - 2010 Strategic Objectives $350-400 million $1,600-1,800 million 2009 to "Recovery" Strategic Objectives $250-350 million $800-1,000 million

Financial Strength Current Financial and Cash Flow Performance Capital Structure Earnings Power Case for Value Creation

Increased earnings power drives significant shareholder value Operating EBITDA Improvement Previous Trough Current Normalized Trough Recovery Base Add Add Total 388 900 1700 $300-400 million $1,600-1,800 million $800-1,000 million Continued improvement in earnings power

Peak to trough EBITDA more comparable to specialty chemicals Note: Peak year defined as the best year in earnings (2005-08) for all companies. Trough year defined as 2009. First Call Consensus EBITDA taken for 2009. 2009 EBITDA margins taken for commodity chemical companies. Q1 2009 EBITDA margins taken for other companies Celanese portfolio moderates earnings volatility 3% 0% -3% -6% -9% -12% -15% -18% -21% -24% 0% 20% 40% 60% 80% Peak to Trough EBITDA % Change Peak to Trough EBITDA Margin % Change GGC WLK DOW MEOH ROC NLC ALB EMN SHW ARG APD PX NCX DD CE - 2001 CE - Current CE - 2010+

Why Celanese? Why Celanese Now? Economic Recovery Earnings Power Expansion Significant value upside over current share price Geographic Demand Capital Structure Operating Innovation Track record of execution High return opportunities $1.6-1.8 billion recovery earnings Rapid earnings growth of the current base Over $2 billion of cash generation through 2014 Returns continue to exceed weighted average cost of capital More stable earnings profile Levers of Value Shareholder Value

Celanese Corporation - 2009 Investor Day May 11, 2009

Reg G: Reconciliation of Operating EBITDA Q1 2009

Reg G: Reconciliation of Operating EBITDA 2008

Reg G: Reconciliation of Consumer Specialties Operating EBITDA: 2000-2008

Reg G: Reconciliation of Celanese Operating EBITDA: 2001

Celanese Corporation - 2009 Investor Day May 11, 2009